UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2024

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC
Series A Liberty Live Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, Chase Carey was appointed to the board of directors (the “Board”) of Liberty Media Corporation (“Liberty Media” or the “Company”), effective January 1, 2025. With Mr. Carey’s appointment, the Board will remain at nine directors, divided among three classes, with Mr. Carey serving as a Class II director with a term expiring at the annual meeting of stockholders in 2027.

Mr. Carey will receive the same compensation as Liberty Media’s other nonemployee directors, which is summarized in Liberty Media’s proxy statement for the annual meeting of stockholders held on June 10, 2024, which was filed with the Securities and Exchange Commission (the “Commission”) on April 25, 2024.

There were no arrangements or understandings between Mr. Carey and any other person pursuant to which Mr. Carey was selected as a member of the Board. Mr. Carey has no direct or indirect material interest in any related party transaction required to be disclosed under Item 404(a) of Regulation S-K.

On December 6, 2024, the Board also appointed Robert R. Bennett to serve as Vice Chairman of the Board, effective January 1, 2025.

Item 7.01. Regulation FD Disclosure.

On December 6, 2024, the Company issued a press release regarding the appointment of Mr. Carey to the Board of Liberty Media.

On December 9, 2024, the Company issued a press release regarding Mr. Bennett’s appointment as Vice Chairman of the Board of Liberty Media.

This Item 7.01 and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are being furnished to the Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 6, 2024.
99.2	Press Release, dated December 9, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2024

LIBERTY MEDIA CORPORATION

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Assistant Secretary

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